Exhibit 4.4

THE BOEING COMPANY

Officers’ Certificate

(Sections 102, 301 and 303 of Indenture)

David A. Dohnalek, Senior Vice President and Treasurer, and Ruud P. Roggekamp, Assistant Treasurer, Corporate Finance, Banking, Risk Management and Insurance of The Boeing Company, a Delaware corporation (the “Company”), pursuant to Sections 102, 301 and 303 of the Senior Indenture dated as of February 1, 2003 (the “Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (the “Trustee”), each hereby certifies, with respect to the $1,325,000,000 aggregate principal amount of 1.167% Senior Notes due 2023, the $3,000,000,000 aggregate principal amount of 1.433% Senior Notes due 2024 and the $5,500,000,000 aggregate principal amount of 2.196% Senior Notes due 2026 (together, the “Notes”), established by or pursuant to resolutions of the Board of Directors of the Company (the “Board of Directors”) adopted at a meeting held on April 27, 2020 (including a written concurrence, dated January 29, 2021, of the Chairman of the Board and the Chairman of the Finance Committee), by minutes of the Board of Directors adopted at a meeting held on June 22, 2020, by minutes of the Finance Committee of the Board of Directors adopted at a meeting held on June 22, 2020 and by written consent on February 2, 2021 by the Pricing Committee established by the Board of Directors (the “Pricing Committee”), as follows:

1. Examinations and Conditions Precedent.

(a) Each of the undersigned has read the provisions of Sections 102, 301 and 303 of the Indenture and the definitions in the Indenture relating thereto;

(b) In connection with the issuance of the Notes, each of the undersigned has examined (i) the resolutions adopted by the Board of Directors at a meeting held on April 27, 2020 (including a written concurrence, dated January 29, 2021, of the Chairman of the Board and the Chairman of the Finance Committee), the minutes adopted by the Board of Directors at a meeting held on June 22, 2020, the minutes of the Finance Committee of the Board of Directors adopted at a meeting held on June 22, 2020 and the written consent on February 2, 2021 by the Pricing Committee, (ii) the Indenture, and (iii) such other related documents as deemed necessary or appropriate as a basis for the statements hereinafter expressed;

(c) In the opinion of each of the undersigned, such examination or investigation is sufficient to enable the undersigned to express an informed opinion as to whether all conditions precedent provided for in the Indenture (including any covenants compliance with which constitutes a condition precedent) to the Trustee’s or its designated agent’s authentication and delivery of the Notes have been complied with;

(d) In the opinion of each of the undersigned, all such conditions precedent of the Indenture, as they relate to the issuance, authentication and delivery of the Notes, have been complied with; and

(e) To the best of the knowledge of each of the undersigned, the Company is not in default under the provisions of the Indenture and no event has occurred which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Securities.

2. Terms of the Notes.

(a) The terms and conditions of the Notes were duly approved and authorized by the Pricing Committee on February 2, 2021 in accordance with resolutions adopted by the Board of Directors on June 22, 2020 and April 27, 2020 (including a written concurrence, dated January 29, 2021, of the Chairman of the Board and the Chairman of the Finance Committee) and such terms and conditions are set forth in the resolutions of the Pricing Committee duly adopted on February 2, 2021, copies of which are attached hereto as Exhibit A.

(b) The title of the Notes shall be: 1.167% Senior Notes due 2023 (the “2023 Notes”), 1.433% Senior Notes due 2024 (the “2024 Notes”) and 2.196% Senior Notes due 2026 (the “2026 Notes”). The 2023 Notes, the 2024 Notes and the 2026 Notes each constitute a series of Securities defined in the Indenture.

(c) The aggregate principal amount to be authenticated and delivered pursuant to the Indenture on the date hereof shall be $1,325,000,000 for the 2023 Notes, $3,000,000,000 for the 2024 Notes and $5,500,000,000 for the 2026 Notes (except for the Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906 or 1107 and except for any Notes which, pursuant to Section 303, are deemed never to have been authenticated and delivered under the Indenture). The principal amounts of the Notes that may be issued from time to time after the date hereof is otherwise unlimited.

(d) The principal amount of the 2023 Notes shall be payable on February 4, 2023, subject to the provisions of the Indenture, unless earlier redeemed. The principal amount of the 2024 Notes shall be payable on February 4, 2024, subject to the provisions of the Indenture, unless earlier redeemed. The principal amount of the 2026 Notes shall be payable on February 4, 2026, subject to the provisions of the Indenture, unless earlier redeemed.

(e) Interest on the Notes will accrue from February 4, 2021 with respect to the 2023 Notes, the 2024 Notes and the 2026 Notes. The 2023 Notes will bear interest at 1.167% per annum, payable semi-annually in arrears on February 4 and August 4 of each year, commencing on August 4, 2021, as set forth in the attached forms of the 2023 Notes. The 2024 Notes will bear interest at 1.433% per annum, payable semi-annually in arrears on February 4 and August 4 of each year, commencing on August 4, 2021, as set forth in the attached forms of the 2024 Notes. The 2026 Notes will bear interest at 2.196% per annum, payable semi-annually in arrears on February 4 and August 4 of each year, commencing on August 4, 2021, as set forth in the attached forms of the 2026 Notes.

(f) Interest rate payable on the Notes will be subject to adjustment from time to time if either Moody’s or S&P (or, in either case, a Substitute Rating Agency (as defined below)) downgrades (or subsequently upgrades) its rating assigned to the Notes, as set forth below.

If the rating from Moody’s (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes will increase such that it will equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately following paragraph.

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Moody’s Rating*	Percentage interest rate increase on the Notes
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s.

In addition, if the rating from S&P (or any Substitute Rating Agency therefor) of the notes is decreased to a rating set forth in the immediately following table, the interest rate on the notes will increase such that it will equal the interest rate payable on the notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately preceding paragraph.

S&P Rating*	Percentage interest rate increase on the Notes
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of S&P.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

1.

if at any time the interest rate on the Notes has been adjusted upward and either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on the Notes will be decreased such that the interest rate for the Notes equals the interest rate payable on the Notes on the date of their initial issuance plus the percentages set forth opposite the ratings from the tables above in effect immediately following the increase in rating. If Moody’s (or any Substitute Rating Agency therefor) subsequently increases its rating of the Notes to Baa3 or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s), and S&P (or any Substitute Rating Agency therefor) increases its rating to BBB- or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of S&P), the interest rate on the Notes will be decreased to the interest rate payable on the Notes on the date of their initial issuance;

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2.

interest rates on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both rating agencies) if the Notes become rated Baa1 and BBB+ (or the equivalent of either such rating, in the case of a Substitute Rating Agency) or higher by Moody’s and S&P (or, in either case, a Substitute Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one Rating Agency (as defined below)), and thereafter the initial interest rates on the Notes shall apply until maturity;

3.

each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, in no event shall (1) the interest rate for the Notes be reduced to below the interest rate payable on the Notes on the date of their initial issuance or (2) the total increase in the interest rate on the Notes exceed 2.000% above the interest rate payable on the Notes on the date of their initial issuance;

4.

except as provided in this clause (4) and clause (5) below, no adjustments in the interest rate of the Notes shall be made solely as a result of a rating agency ceasing to provide a rating of the Notes. If at any time fewer than two rating agencies provide a rating of the Notes for any reason beyond the Company’s control, the Company will use its commercially reasonable efforts to obtain a rating of the Notes from a Substitute Rating Agency, to the extent one exists, and if a Substitute Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above:

a.	such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;

b.

the relative rating scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt will be determined in good faith by an independent investment banking institution of national standing appointed by us and, for purposes of determining the applicable ratings included in the applicable table above with respect to such Substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and

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c.

the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of subclause (b) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

5.

for so long as only one Rating Agency provides a rating of the Notes, any subsequent increase or decrease in the interest rate of the Notes necessitated by a reduction or increase in the rating by the Rating Agency providing the rating shall be twice the percentage set forth in the applicable table above. For so long as none of Moody’s, S&P or a Substitute Rating Agency provides a rating of the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.000% above the interest rate payable on the Notes on the date of their initial issuance. If Moody’s or S&P either ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, it will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate of the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating of the Notes;

6.

any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last change by such agency will control for purposes of any interest rate increase or decrease with respect to the Notes described above relating to such Rating Agency’s action; and

7.

if the interest rate payable on the Notes is increased as described above, the term “interest,” as used with respect to the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of any interest amounts due on the Notes

The Company will deliver notice of any interest rate adjustment, no later than the first Business Day of the interest period for which such adjusted interest rate shall be effective, to each holder of the Notes and the Trustee.

“Moody’s” means Moody’s Investors Service Inc. and its successors.

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“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a Substitute Rating Agency.

“S&P” means S&P Global Ratings and its successors.

“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Securities Exchange Act of 1934, as amended, selected by the Company (as certified by a resolution of the Company’s board of directors or authorized committee thereof) as a replacement agency for Moody’s or S&P, or both, as the case may be.

(g) The Regular Record Dates (as defined in the Indenture) for the 2023 Notes shall be January 20 or July 20, as the case may be, immediately preceding an interest payment date or the maturity date, as applicable. The Regular Record Dates (as defined in the Indenture) for the 2024 Notes shall be January 20 or July 20, as the case may be, immediately preceding an interest payment date or the maturity date, as applicable. The Regular Record Dates (as defined in the Indenture) for the 2026 Notes shall be January 20 or July 20, as the case may be, immediately preceding an interest payment date or the maturity date, as applicable.

(h) Each of the 2023 Notes, the 2024 Notes and the 2026 Notes, will be represented by one or more Global Securities (“Global Notes”) as described under the caption “Description of Notes” in the prospectus supplement dated February 2, 2021 to the base prospectus dated August 3, 2020.

(i) The Notes shall be issued as Registered Securities only.

(j) Except as provided below, owners of beneficial interests in the Global Notes will not be entitled to have Notes represented by the Global Notes registered in their names, will not receive or be entitled to receive physical delivery of Notes in definitive form and will not be considered the owners or holders thereof under the Indenture.

(k) Individual certificates in respect of the Notes will not be issued in exchange for the Global Notes, except in very limited circumstances. If The Depository Trust Company (“DTC”) notifies the Company that it is unwilling or unable to continue as a clearing system in connection with the Global Notes, or ceases to be a clearing agency registered under the Securities Exchange Act of 1934, and a successor clearing system is not appointed by the Company within 90 days after the Company receives such notice from DTC, or upon the Company’s becoming aware that DTC is no longer so registered, or if the Company determines not to have the Notes represented by a global note and notifies the Trustee of the Company’s decision, the Company will issue or cause to be issued individual certificates in registered form on registration of transfer of, or in exchange for, book-entry interests in the Notes represented by such Global Notes upon delivery of such Global Notes for cancellation. In the event that individual certificates are issued, holders of the Notes will be able to receive payments (including principal and interest) on the Notes and effect transfer of the Notes at the offices of the Company’s Paying Agent, The Bank of New York Mellon Trust Company, N.A.

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(l) Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment or by deposit with the Trustee of a sum sufficient to pay (i) any overdue interest so declared due and payable, (ii) the amount of principal so declared due and payable, (iii) the amount of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable) and (iii) the occurrence of certain other events as set forth in the Indenture, all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on the Notes shall terminate.

(m) The Notes shall be issued in the form of one or more fully registered global securities; the initial depositary for the Notes shall be DTC, and the Notes shall be registered in the name of Cede & Co. as a nominee of DTC; and as provided in Section 305 of the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable in the manner specified in Section 305.

(n) The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this certificate or any document to be signed in connection with this certificate, including by the Trustee, shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. For the avoidance of doubt, this Section (n) shall be deemed to amend the (1) first paragraph of Section 303 of the Indenture (i) to permit electronic signatures of the Notes by the officers specified therein (ii) to remove the requirement that the corporate seal be affixed to the signature page of the Notes and attested by the Company’s Secretary or Assistant Secretary and (2) to amend the last paragraph of Section 303 of the Indenture to permit a certificate of authentication by the Trustee to be executed by manual, electronic or facsimile signature and that any Note executed, authenticated and delivered in such manner shall be valid and obligatory for all purposes under the Indenture and entitled to the benefits thereunder.

(o) The Notes shall have such other terms and conditions as are set forth in the form of the Notes referenced below. The Notes shall be subject to the provisions of the Indenture.

3. Form of the Notes.

(a) Attached hereto as Exhibit B is a true and correct copy of the Global Note representing the 2023 Notes. Attached hereto as Exhibit C is a true and correct copy of the Global Note representing the 2024 Notes. Attached hereto as Exhibit D is a true and correct copy of the Global Note representing the 2026 Notes.

4. Authentication of the Notes.

(a) Pursuant to the provisions of Section 303 of the Indenture, the Company hereby delivers one or more notes representing $1,325,000,000 aggregate principal amount of its 1.167% Senior Notes due 2023, one or more notes representing $3,000,000,000 aggregate principal amount of its 1.433% Senior Notes due 2024 and one or more notes representing $5,500,000,000 aggregate principal amount of its 2.196% Senior Notes due 2026, each of which

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has been duly executed by the Company. The Trustee is hereby requested pursuant to Section 303 of the Indenture (i) to authenticate the Global Notes in the name of Cede & Co. (which is the nominee for DTC); (ii) to register such Global Notes in the name of Cede & Co.; (iii) to make the Global Notes available for inspection by the representatives of the several Purchasers (the “Purchasers”) listed in Schedule A to the Purchase Agreement, dated February 2, 2021, among the Company and the Purchasers, or their designated agents; and (iv) to deliver the Global Notes to or at the direction of the Purchasers against receipt therefor. This Section 4 shall constitute a Company Order under Section 303 of the Indenture.

This Certificate may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute one and the same instrument. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Indenture.

This certificate shall be deemed a representation and warranty by the undersigned officers in their capacities as officers of the Company and not in their individual capacities.

[SIGNATURE Page TO FOLLOW]

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IN WITNESS WHEREOF, we have hereunto signed our names on this 4th day of February, 2021.

/s/ David A. Dohnalek
Name:	David A. Dohnalek
Title:	Senior Vice President,
Finance and Treasurer

/s/ Ruud P. Roggekamp
Name:	Ruud P. Roggekamp
Title:	Assistant Treasurer of Corporate
Finance, Banking, Risk Management and Insurance

Signature Page to the Officers’ Certificate pursuant to Sections 102, 301 and 303 of the Indenture

EXHIBIT A

BOARD RESOLUTIONS AND WRITTEN CONSENT OF THE PRICING COMMITTEE

EXHIBIT B

FORM OF 2023 NOTES

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE BOEING COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE THEREOF OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR SUCH SUCCESSOR’S NOMINEE, UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM AND TRANSFERS IN PART OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO.

Registered	Principal Amount: $[500,000,000 / 325,000,000]
No. [1/2/3]	CUSIP No.: 097023 DD4
ISIN No.: US097023DD43

THE BOEING COMPANY

1.167% Senior Notes due 2023

1. Principal and Interest. THE BOEING COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [FIVE HUNDRED MILLION / THREE HUNDRED TWENTY-FIVE MILLION] dollars ($[500,000,000 / 325,000,000]) on February 4, 2023 (the “Maturity Date”), unless earlier redeemed, and to pay interest thereon from February 4, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 4 and August 4 in each year (each an “Interest Payment Date”), commencing August 4, 2021 at the rate of 1.167% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360 day year of twelve 30 day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in such Indenture, be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on January 20 or July 20 (each “Regular Record Date”), as the case may be, immediately preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including February 4, 2021, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. A “Business Day” means any day which is not a Saturday or Sunday or any day on which banking institutions are authorized or obligated by applicable law or regulation to close in the place in which payment on the Notes is required, as the case may be.

The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York.

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2. Indenture. This Note is one of a duly authorized series of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an indenture, dated as of February 1, 2003 (herein called the “Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (in such capacity, the “Trustee”), and with respect to which, the terms of this Note were established pursuant to the Officers’ Certificate delivered pursuant to Section 301 (the “Section 301 Certificate”) of the Indenture and dated the date hereof, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the 1.167% Senior Notes due 2023 of the Company, which series is initially limited to $1,325,000,000 in aggregate principal amount. The Company may issue additional notes of the same series. The Notes are unsecured obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture, the Section 301 Certificate and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them.

3. Method of Payment. Payment of the principal of, premium, if any, and interest on the Notes shall be payable at the office or agency of the Company to be maintained in the Borough of Manhattan, the City of New York; provided, however, that such payments may be made, at the option of the Company, by check mailed to the address of the person entitled thereto as of the Regular Record Date and as shown on the Security Register. Such payments shall be payable in Dollars.

4. Registrar and Paying Agent. The Security Registrar and Paying Agent shall be initially the Trustee.

5. Optional Redemption. Prior to February 4, 2022 (the “Par Call Date”), this Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 10 days, but not more than 60 days, prior notice to Holders of this Note, at a redemption price equal to the greater of:

•	100% of the principal amount of this Note to be redeemed, together with any accrued and unpaid interest to, but not including, the redemption date; or

•

the sum of the present values of the Remaining Scheduled Payments, as defined below, that would be due if this Note to be redeemed matured on the Par Call Date, discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, as defined below, plus 20 basis points, together with any accrued and unpaid interest to, but not including, the redemption date.

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On or after the Par Call Date, this Note will be redeemable, as a whole or in part, at the Company’s option, on at least 10 days, but not more than 60 days, prior notice to the Holders of this Note, at a redemption price equal to 100% of the principal amount of this Note to be redeemed, together with any accrued and unpaid interest to, but not including, the redemption date. The Trustee shall have no responsibility for calculating any redemption price.

“Treasury Rate” means, with respect to any redemption date for the Notes:

•

the yield, under the heading which represents the average for the immediately preceding day, appearing in the most recently published statistical release designated “H.15” or any successor publication which is published daily by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the maturity date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month; or

•

if that release, or any successor release, is not published during the day preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Treasury Rate will be calculated by the Company on the third Business Day preceding the redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming the Notes matured on the Par Call Date).

“Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date for the Notes:

• the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

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•	if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all such quotations obtained by the Company; or

•	if only one Reference Treasury Dealer Quotation is received, such quotation.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time on the third Business Day preceding such redemption date.

“Reference Treasury Dealer” means BofA Securities, Inc. Citigroup Global Markets Inc., Goldman Sachs & Co, LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, and other treasury dealers selected by the Company, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer, which the Company refers to as a “Primary Treasury Dealer,” the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.

On and after the redemption date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the redemption price and accrued interest. On or before the redemption date, the Company will deposit with the Paying Agent, or the Trustee, money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on such date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected in accordance with procedures of DTC; provided, however, that a partial redemption must be in an amount not less than $1,000,000 principal amount of Notes.

6. Interest Rate Adjustment Based on Certain Rating Events.

The interest rate payable on the Notes will be subject to adjustment from time to time if either Moody’s or S&P (or, in either case, a Substitute Rating Agency) downgrades (or subsequently upgrades) its rating assigned to the Notes, as set forth below.

If the rating from Moody’s (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes will increase such that it will equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately following paragraph.

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Moody’s Rating*	Percentage interest rate increase on the Notes
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s.

In addition, if the rating from S&P (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes will increase such that it will equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately preceding paragraph.

S&P Rating*	Percentage interest rate increase on the Notes
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of S&P.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

1.

if at any time the interest rate on the Notes has been adjusted upward and either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on the Notes will be decreased such that the interest rate for the Notes equals the interest rate payable on the Notes on the date of their initial issuance plus the percentages set forth opposite the ratings from the tables above in effect immediately following the increase in rating. If Moody’s (or any Substitute Rating Agency therefor) subsequently increases its rating of the Notes to Baa3 or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of

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Moody’s), and S&P (or any Substitute Rating Agency therefor) increases its rating to BBB- or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of S&P), the interest rate on the Notes will be decreased to the interest rate payable on the Notes on the date of their initial issuance;

2.

interest rates on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both rating agencies) if the Notes become rated Baa1 and BBB+ (or the equivalent of either such rating, in the case of a Substitute Rating Agency) or higher by Moody’s and S&P (or, in either case, a Substitute Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one Rating Agency), and thereafter the initial interest rates on the Notes shall apply until maturity;

3.

each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, in no event shall (1) the interest rate for the Notes be reduced to below the interest rate payable on the Notes on the date of their initial issuance or (2) the total increase in the interest rate on the Notes exceed 2.000% above the interest rate payable on the Notes on the date of their initial issuance;

4.

except as provided in this clause (4) and clause (5) below, no adjustments in the interest rate of the Notes shall be made solely as a result of a rating agency ceasing to provide a rating of the Notes. If at any time fewer than two rating agencies provide a rating of the Notes for any reason beyond the Company’s control, the Company will use its commercially reasonable efforts to obtain a rating of the Notes from a Substitute Rating Agency, to the extent one exists, and if a Substitute Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above:

a.	such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;

b.

the relative rating scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt will be determined in good faith by an independent investment banking institution of national standing appointed by us and, for purposes of determining the applicable ratings included in the applicable table above with respect to such Substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and

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c.

the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of subclause (b) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

5.

for so long as only one Rating Agency provides a rating of the Notes, any subsequent increase or decrease in the interest rate of the Notes necessitated by a reduction or increase in the rating by the Rating Agency providing the rating shall be twice the percentage set forth in the applicable table above. For so long as none of Moody’s, S&P or a Substitute Rating Agency provides a rating of the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.000% above the interest rate payable on the Notes on the date of their initial issuance. If Moody’s or S&P either ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, it will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate of the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating of the Notes;

6.

any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last change by such agency will control for purposes of any interest rate increase or decrease with respect to the Notes described above relating to such Rating Agency’s action; and

7.

if the interest rate payable on the Notes is increased as described above, the term “interest,” as used with respect to the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of any interest amounts due on the Notes.

The Company will deliver notice of any interest rate adjustment, no later than the first Business Day of the interest period for which such adjusted interest rate shall be effective, to each holder of the Notes and the Trustee.

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“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a Substitute Rating Agency.

“S&P” means S&P Global Ratings and its successors.

“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Securities Exchange Act of 1934, as amended, selected by the Company (as certified by a resolution of the Company’s board of directors or authorized committee thereof) as a replacement agency for Moody’s or S&P, or both, as the case may be.

7. Sinking Fund. The Company shall have no sinking fund or analogous obligations in respect of the Notes.

8. Discharge and Defeasance. The Securities will be subject to satisfaction, discharge and defeasance as set forth in Section 403 of the Indenture.

9. Denominations; Transfers; Exchange. The Notes are in fully registered form, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register transfers of or exchange securities in accordance with the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

10. Events of Default; Remedies. The Events of Default are as set forth in Section 501 of the Indenture. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner, and with the effect, provided in the Indenture.

11. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, that with the written consent of the Holders of not less than 662/3% in principal amount of the Outstanding Securities of each series to be adversely affected thereby, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures thereto to add any provisions or to change or eliminate any provisions of the Indenture or any other indenture supplemental thereto or to modify the rights of the Holders of each such series. The Indenture also provides, with certain exceptions therein provided, that the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may waive on behalf of the Holders of all Securities of such series a past default, or Event of Default arising therefrom, with respect to that series and its consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

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12. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

13. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Defined Terms. All initially capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

15. Governing Law. THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16. Successors and Assigns. All covenants and agreements of the Company in the Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in the Indenture shall bind its successor.

17. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants-with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

THE BOEING COMPANY

Dated: _________________, 2021	By:
		Name:	David A. Dohnalek
		Title:	Senior Vice President, Finance and Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title: Authorized Officer

Dated: _________________, 2021

********************************

TRANSFER NOTICE

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________

(Please insert Social Security, Taxpayer Identification No. or other identifying number of Assignee)

(Please print or typewrite name and address including postal zip code of Assignee)

the within Note of THE BOEING COMPANY (the “Company”) and does hereby irrevocably constitute and appoint                      attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:	(The signature must be guaranteed by an eligible institution member of the medallion signature guarantee program.)

[NOTICE. The signature of this assignment must correspond with the name as written upon the face of the within investment in every particular, without alteration or enlargement or any change whatever.]

EXHIBIT C

FORM OF 2024 NOTES

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE BOEING COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE THEREOF OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR SUCH SUCCESSOR’S NOMINEE, UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM AND TRANSFERS IN PART OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO.

Registered	Principal Amount: $500,000,000
No. [1/2/3/4/5/6]	CUSIP No.: 097023 DE2
ISIN No.: US097023DE26

THE BOEING COMPANY

1.433% Senior Notes due 2024

1. Principal and Interest. THE BOEING COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION dollars ($500,000,000) on February 4, 2024 (the “Maturity Date”), unless earlier redeemed, and to pay interest thereon from February 4, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 4 and August 4 in each year (each an “Interest Payment Date”), commencing August 4, 2021 at the rate of 1.433% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360 day year of twelve 30 day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in such Indenture, be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on January 20 or July 20 (each “Regular Record Date”), as the case may be, immediately preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including February 4, 2021, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. A “Business Day” means any day which is not a Saturday or Sunday or any day on which banking institutions are authorized or obligated by applicable law or regulation to close in the place in which payment on the Notes is required, as the case may be.

The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York.

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2. Indenture. This Note is one of a duly authorized series of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an indenture, dated as of February 1, 2003 (herein called the “Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (in such capacity, the “Trustee”), and with respect to which, the terms of this Note were established pursuant to the Officers’ Certificate delivered pursuant to Section 301 (the “Section 301 Certificate”) of the Indenture and dated the date hereof, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the 1.433% Senior Notes due 2024 of the Company, which series is initially limited to $3,000,000,000 in aggregate principal amount. The Company may issue additional notes of the same series. The Notes are unsecured obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture, the Section 301 Certificate and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them.

3. Method of Payment. Payment of the principal of, premium, if any, and interest on the Notes shall be payable at the office or agency of the Company to be maintained in the Borough of Manhattan, the City of New York; provided, however, that such payments may be made, at the option of the Company, by check mailed to the address of the person entitled thereto as of the Regular Record Date and as shown on the Security Register. Such payments shall be payable in Dollars.

4. Registrar and Paying Agent. The Security Registrar and Paying Agent shall be initially the Trustee.

5. Optional Redemption. Prior to February 4, 2022 (the “Par Call Date”), this Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 10 days, but not more than 60 days, prior notice to Holders of this Note, at a redemption price equal to the greater of:

•	100% of the principal amount of this Note to be redeemed, together with any accrued and unpaid interest to, but not including, the redemption date; or

•

the sum of the present values of the Remaining Scheduled Payments, as defined below, that would be due if this Note to be redeemed matured on the Par Call Date, discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, as defined below, plus 20 basis points, together with any accrued and unpaid interest to, but not including, the redemption date.

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On or after the Par Call Date, this Note will be redeemable, as a whole or in part, at the Company’s option, on at least 10 days, but not more than 60 days, prior notice to the Holders of this Note, at a redemption price equal to 100% of the principal amount of this Note to be redeemed, together with any accrued and unpaid interest to, but not including, the redemption date. The Trustee shall have no responsibility for calculating any redemption price.

“Treasury Rate” means, with respect to any redemption date for the Notes:

•

the yield, under the heading which represents the average for the immediately preceding day, appearing in the most recently published statistical release designated “H.15” or any successor publication which is published daily by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the maturity date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month; or

•

if that release, or any successor release, is not published during the day preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Treasury Rate will be calculated by the Company on the third Business Day preceding the redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming the Notes matured on the Par Call Date).

“Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date for the Notes:

•	the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

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•	if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all such quotations obtained by the Company; or

•	if only one Reference Treasury Dealer Quotation is received, such quotation.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time on the third Business Day preceding such redemption date.

“Reference Treasury Dealer” means BofA Securities, Inc. Citigroup Global Markets Inc., Goldman Sachs & Co, LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, and other treasury dealers selected by the Company, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer, which the Company refers to as a “Primary Treasury Dealer,” the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.

On and after the redemption date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the redemption price and accrued interest. On or before the redemption date, the Company will deposit with the Paying Agent, or the Trustee, money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on such date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected in accordance with procedures of DTC; provided, however, that a partial redemption must be in an amount not less than $1,000,000 principal amount of Notes.

6. Interest Rate Adjustment Based on Certain Rating Events.

The interest rate payable on the Notes will be subject to adjustment from time to time if either Moody’s or S&P (or, in either case, a Substitute Rating Agency) downgrades (or subsequently upgrades) its rating assigned to the Notes, as set forth below.

If the rating from Moody’s (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes will increase such that it will equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately following paragraph.

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Moody’s Rating*	Percentage interest rate increase on the Notes
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s.

In addition, if the rating from S&P (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes will increase such that it will equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately preceding paragraph.

S&P Rating*	Percentage interest rate increase on the Notes
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of S&P.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

1.

if at any time the interest rate on the Notes has been adjusted upward and either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on the Notes will be decreased such that the interest rate for the Notes equals the interest rate payable on the Notes on the date of their initial issuance plus the percentages set forth opposite the ratings from the tables above in effect immediately following the increase in rating. If Moody’s (or any Substitute Rating Agency therefor) subsequently increases its rating of the Notes to Baa3 or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of

6

Moody’s), and S&P (or any Substitute Rating Agency therefor) increases its rating to BBB- or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of S&P), the interest rate on the Notes will be decreased to the interest rate payable on the Notes on the date of their initial issuance;

2.

interest rates on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both rating agencies) if the Notes become rated Baa1 and BBB+ (or the equivalent of either such rating, in the case of a Substitute Rating Agency) or higher by Moody’s and S&P (or, in either case, a Substitute Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one Rating Agency), and thereafter the initial interest rates on the Notes shall apply until maturity;

3.

each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, in no event shall (1) the interest rate for the Notes be reduced to below the interest rate payable on the Notes on the date of their initial issuance or (2) the total increase in the interest rate on the Notes exceed 2.000% above the interest rate payable on the Notes on the date of their initial issuance;

4.

except as provided in this clause (4) and clause (5) below, no adjustments in the interest rate of the Notes shall be made solely as a result of a rating agency ceasing to provide a rating of the Notes. If at any time fewer than two rating agencies provide a rating of the Notes for any reason beyond the Company’s control, the Company will use its commercially reasonable efforts to obtain a rating of the Notes from a Substitute Rating Agency, to the extent one exists, and if a Substitute Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above:

a.	such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;

b.

the relative rating scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt will be determined in good faith by an independent investment banking institution of national standing appointed by us and, for purposes of determining the applicable ratings included in the applicable table above with respect to such Substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and

7

c.

the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of subclause (b) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

5.

for so long as only one Rating Agency provides a rating of the Notes, any subsequent increase or decrease in the interest rate of the Notes necessitated by a reduction or increase in the rating by the Rating Agency providing the rating shall be twice the percentage set forth in the applicable table above. For so long as none of Moody’s, S&P or a Substitute Rating Agency provides a rating of the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.000% above the interest rate payable on the Notes on the date of their initial issuance. If Moody’s or S&P either ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, it will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate of the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating of the Notes;

6.

any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last change by such agency will control for purposes of any interest rate increase or decrease with respect to the Notes described above relating to such Rating Agency’s action; and

7.

if the interest rate payable on the Notes is increased as described above, the term “interest,” as used with respect to the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of any interest amounts due on the Notes.

The Company will deliver notice of any interest rate adjustment, no later than the first Business Day of the interest period for which such adjusted interest rate shall be effective, to each holder of the Notes and the Trustee.

8

“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a Substitute Rating Agency.

“S&P” means S&P Global Ratings and its successors.

“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Securities Exchange Act of 1934, as amended, selected by the Company (as certified by a resolution of the Company’s board of directors or authorized committee thereof) as a replacement agency for Moody’s or S&P, or both, as the case may be.

7. Sinking Fund. The Company shall have no sinking fund or analogous obligations in respect of the Notes.

8. Discharge and Defeasance. The Securities will be subject to satisfaction, discharge and defeasance as set forth in Section 403 of the Indenture.

9. Denominations; Transfers; Exchange. The Notes are in fully registered form, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register transfers of or exchange securities in accordance with the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

10. Events of Default; Remedies. The Events of Default are as set forth in Section 501 of the Indenture. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner, and with the effect, provided in the Indenture.

11. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, that with the written consent of the Holders of not less than 662/3% in principal amount of the Outstanding Securities of each series to be adversely affected thereby, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures thereto to add any provisions or to change or eliminate any provisions of the Indenture or any other indenture supplemental thereto or to modify the rights of the Holders of each such series. The Indenture also provides, with certain exceptions therein provided, that the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may waive on behalf of the Holders of all Securities of such series a past default, or Event of Default arising therefrom, with respect to that series and its consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

9

12. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

13. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Defined Terms. All initially capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

15. Governing Law. THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16. Successors and Assigns. All covenants and agreements of the Company in the Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in the Indenture shall bind its successor.

17. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants-with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

10

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

THE BOEING COMPANY

Dated: _________________, 2021	By:
Name: David A. Dohnalek
Title: Senior Vice President, Finance and Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title: Authorized Officer

Dated: _________________, 2021

********************************

TRANSFER NOTICE

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________

(Please insert Social Security, Taxpayer Identification No. or other identifying number of Assignee)

(Please print or typewrite name and address including postal zip code of Assignee)

the within Note of THE BOEING COMPANY (the “Company”) and does hereby irrevocably constitute and appoint                      attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:	(The signature must be guaranteed by an eligible institution member of the medallion signature guarantee program.)

[NOTICE. The signature of this assignment must correspond with the name as written upon the face of the within investment in every particular, without alteration or enlargement or any change whatever.]

EXHIBIT D

FORM OF 2026 NOTES

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE BOEING COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE THEREOF OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR SUCH SUCCESSOR’S NOMINEE, UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM AND TRANSFERS IN PART OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO.

Registered	Principal Amount: $500,000,000
No. [1/2/3/4/5/6/7/8/9/10/11]	CUSIP No.: 097023 DG7
ISIN No.: US097023DG73

THE BOEING COMPANY

2.196% Senior Notes due 2026

1. Principal and Interest. THE BOEING COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION dollars ($500,000,000) on February 4, 2026 (the “Maturity Date”), unless earlier redeemed, and to pay interest thereon from February 4, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 4 and August 4 in each year (each an “Interest Payment Date”), commencing August 4, 2021 at the rate of 2.196% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360 day year of twelve 30 day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in such Indenture, be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on January 20 or July 20 (each “Regular Record Date”), as the case may be, immediately preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including February 4, 2021, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. A “Business Day” means any day which is not a Saturday or Sunday or any day on which banking institutions are authorized or obligated by applicable law or regulation to close in the place in which payment on the Notes is required, as the case may be.

The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York.

2. Indenture. This Note is one of a duly authorized series of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an indenture, dated as of February 1, 2003 (herein called the “Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (in such capacity, the “Trustee”), and with respect to which, the terms of this Note were established pursuant to the Officers’ Certificate delivered pursuant to Section 301 (the “Section 301 Certificate”) of the Indenture and dated the date hereof, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the 2.196% Senior Notes due 2026 of the Company, which series is initially limited to $5,500,000,000 in aggregate principal amount. The Company may issue additional notes of the same series. The Notes are unsecured obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture, the Section 301 Certificate and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them.

3. Method of Payment. Payment of the principal of, premium, if any, and interest on the Notes shall be payable at the office or agency of the Company to be maintained in the Borough of Manhattan, the City of New York; provided, however, that such payments may be made, at the option of the Company, by check mailed to the address of the person entitled thereto as of the Regular Record Date and as shown on the Security Register. Such payments shall be payable in Dollars.

4. Registrar and Paying Agent. The Security Registrar and Paying Agent shall be initially the Trustee.

5. Optional Redemption. Prior to February 4, 2023 (the “Par Call Date”), this Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 10 days, but not more than 60 days, prior notice to Holders of this Note, at a redemption price equal to the greater of:

•	100% of the principal amount of this Note to be redeemed, together with any accrued and unpaid interest to, but not including, the redemption date; or

•

the sum of the present values of the Remaining Scheduled Payments, as defined below, that would be due if this Note to be redeemed matured on the Par Call Date, discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, as defined below, plus 30 basis points, together with any accrued and unpaid interest to, but not including, the redemption date.

On or after the Par Call Date, this Note will be redeemable, as a whole or in part, at the Company’s option, on at least 10 days, but not more than 60 days, prior notice to the Holders of this Note, at a redemption price equal to 100% of the principal amount of this Note to be redeemed, together with any accrued and unpaid interest to, but not including, the redemption date. The Trustee shall have no responsibility for calculating any redemption price.

“Treasury Rate” means, with respect to any redemption date for the Notes:

•

the yield, under the heading which represents the average for the immediately preceding day, appearing in the most recently published statistical release designated “H.15” or any successor publication which is published daily by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the maturity date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month; or

•

if that release, or any successor release, is not published during the day preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Treasury Rate will be calculated by the Company on the third Business Day preceding the redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming the Notes matured on the Par Call Date).

“Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date for the Notes:

•	the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

•	if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all such quotations obtained by the Company; or

•	if only one Reference Treasury Dealer Quotation is received, such quotation.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time on the third Business Day preceding such redemption date.

“Reference Treasury Dealer” means BofA Securities, Inc. Citigroup Global Markets Inc., Goldman Sachs & Co, LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, and other treasury dealers selected by the Company, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer, which the Company refers to as a “Primary Treasury Dealer,” the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.

On and after the redemption date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the redemption price and accrued interest. On or before the redemption date, the Company will deposit with the Paying Agent, or the Trustee, money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on such date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected in accordance with procedures of DTC; provided, however, that a partial redemption must be in an amount not less than $1,000,000 principal amount of Notes.

6. Interest Rate Adjustment Based on Certain Rating Events.

The interest rate payable on the Notes will be subject to adjustment from time to time if either Moody’s or S&P (or, in either case, a Substitute Rating Agency) downgrades (or subsequently upgrades) its rating assigned to the Notes, as set forth below.

If the rating from Moody’s (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes will increase such that it will equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately following paragraph.

Moody’s Rating*	Percentage interest rate increase on the Notes
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s.

In addition, if the rating from S&P (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes will increase such that it will equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately preceding paragraph.

S&P Rating*	Percentage interest rate increase on the Notes
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of S&P.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

1.

if at any time the interest rate on the Notes has been adjusted upward and either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on the Notes will be decreased such that the interest rate for the Notes equals the interest rate payable on the Notes on the date of their initial issuance plus the percentages set forth opposite the ratings from the tables above in effect immediately following the increase in rating. If Moody’s (or any Substitute Rating Agency therefor) subsequently increases its rating of the Notes to Baa3 or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of

Moody’s), and S&P (or any Substitute Rating Agency therefor) increases its rating to BBB- or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of S&P), the interest rate on the Notes will be decreased to the interest rate payable on the Notes on the date of their initial issuance;

2.

interest rates on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both rating agencies) if the Notes become rated Baa1 and BBB+ (or the equivalent of either such rating, in the case of a Substitute Rating Agency) or higher by Moody’s and S&P (or, in either case, a Substitute Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one Rating Agency), and thereafter the initial interest rates on the Notes shall apply until maturity;

3.

each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, in no event shall (1) the interest rate for the Notes be reduced to below the interest rate payable on the Notes on the date of their initial issuance or (2) the total increase in the interest rate on the Notes exceed 2.000% above the interest rate payable on the Notes on the date of their initial issuance;

4.

except as provided in this clause (4) and clause (5) below, no adjustments in the interest rate of the Notes shall be made solely as a result of a rating agency ceasing to provide a rating of the Notes. If at any time fewer than two rating agencies provide a rating of the Notes for any reason beyond the Company’s control, the Company will use its commercially reasonable efforts to obtain a rating of the Notes from a Substitute Rating Agency, to the extent one exists, and if a Substitute Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above:

a.	such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;

b.

the relative rating scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt will be determined in good faith by an independent investment banking institution of national standing appointed by us and, for purposes of determining the applicable ratings included in the applicable table above with respect to such Substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and

c.

the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of subclause (b) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

5.

for so long as only one Rating Agency provides a rating of the Notes, any subsequent increase or decrease in the interest rate of the Notes necessitated by a reduction or increase in the rating by the Rating Agency providing the rating shall be twice the percentage set forth in the applicable table above. For so long as none of Moody’s, S&P or a Substitute Rating Agency provides a rating of the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.000% above the interest rate payable on the Notes on the date of their initial issuance. If Moody’s or S&P either ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, it will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate of the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating of the Notes;

6.

any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last change by such agency will control for purposes of any interest rate increase or decrease with respect to the Notes described above relating to such Rating Agency’s action; and

7.

if the interest rate payable on the Notes is increased as described above, the term “interest,” as used with respect to the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of any interest amounts due on the Notes.

The Company will deliver notice of any interest rate adjustment, no later than the first Business Day of the interest period for which such adjusted interest rate shall be effective, to each holder of the Notes and the Trustee.

“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a Substitute Rating Agency.

“S&P” means S&P Global Ratings and its successors.

“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Securities Exchange Act of 1934, as amended, selected by the Company (as certified by a resolution of the Company’s board of directors or authorized committee thereof) as a replacement agency for Moody’s or S&P, or both, as the case may be.

7. Sinking Fund. The Company shall have no sinking fund or analogous obligations in respect of the Notes.

8. Discharge and Defeasance. The Securities will be subject to satisfaction, discharge and defeasance as set forth in Section 403 of the Indenture.

9. Denominations; Transfers; Exchange. The Notes are in fully registered form, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register transfers of or exchange securities in accordance with the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

10. Events of Default; Remedies. The Events of Default are as set forth in Section 501 of the Indenture. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner, and with the effect, provided in the Indenture.

11. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, that with the written consent of the Holders of not less than 662/3% in principal amount of the Outstanding Securities of each series to be adversely affected thereby, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures thereto to add any provisions or to change or eliminate any provisions of the Indenture or any other indenture supplemental thereto or to modify the rights of the Holders of each such series. The Indenture also provides, with certain exceptions therein provided, that the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may waive on behalf of the Holders of all Securities of such series a past default, or Event of Default arising therefrom, with respect to that series and its consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

13. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Defined Terms. All initially capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

15. Governing Law. THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16. Successors and Assigns. All covenants and agreements of the Company in the Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in the Indenture shall bind its successor.

17. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants-with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

THE BOEING COMPANY

Dated: _________________, 2021	By:
Name: David A. Dohnalek
Title: Senior Vice President, Finance and Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title: Authorized Officer

Dated: _________________, 2021

********************************

TRANSFER NOTICE

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

____________________________________

(Please insert Social Security, Taxpayer Identification No. or other identifying number of Assignee)

(Please print or typewrite name and address including postal zip code of Assignee)

the within Note of THE BOEING COMPANY (the “Company”) and does hereby irrevocably constitute and appoint ____________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:	(The signature must be guaranteed by an eligible institution member of the medallion signature guarantee program.)

[NOTICE. The signature of this assignment must correspond with the name as written upon the face of the within investment in every particular, without alteration or enlargement or any change whatever.]